GSAMP 2003-AC
DISTRIBUTION BY
ORIGINATOR

POOL=ALL LOANS - FHLMC

-----------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                 NUMBER OF        PRINCIPAL      PCT OF MORT               WEIGHTED       AVERAGE     WEIGHTED    FULL       PCT
                 MORTGAGE          BALANCE       POOL BY AGG     GROSS       AVG         PRINCIPAL      ORIG      DOC       OWNER
ORIGINATOR         LOANS         OUTSTANDING       PRIN BAL      COUPON      FICO         BALANCE       LTV       LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
ACCREDITED          738        $107,622,605.64       100         7.4576    629.285      $145,830.09    83.6541    51.75     95.73
TOTAL               738        $107,622,605.64       100         7.4576    629.285      $145,830.09    83.6541    51.75     95.73
-----------------------------------------------------------------------------------------------------------------------------------

GSAMP 2003-AC
DISTRIBUTION BY
CURRENT PRINCIPAL
BALANCE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE                                                                     PCT
CURRENT               NUMBER OF       PRINCIPAL      PCT OF MORT            WEIGHTED       AVERAGE     WEIGHTED     FULL      PCT
PRINCIPAL             MORTGAGE         BALANCE       POOL BY AGG   GROSS      AVG         PRINCIPAL      ORIG       DOC      OWNER
BALANCE                 LOANS        OUTSTANDING       PRIN BAL   COUPON      FICO         BALANCE       LTV        LOAN    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000              21       $    860,301.54        0.8      7.7622    602.696     $ 40,966.74    74.3632        81     97.45
$50,001  - $75,000       100       $  6,364,902.84       5.91     7.76241    605.978     $ 63,649.03     84.283     81.52      90.2
$75,001  - $100,000      128       $ 11,191,979.40       10.4     7.46676    625.832     $ 87,437.34    84.0052     70.88     93.12
$100,001 - $125,000      105       $ 11,869,953.89      11.03     7.51826    624.929     $113,047.18    83.3469     55.36     94.03
$125,001 - $150,000       96       $ 13,106,411.56      12.18     7.57787    617.167     $136,525.12    86.1932     64.46     97.79
$150,001 - $200,000      128       $ 22,100,272.36      20.53     7.40856    630.089     $172,658.38    82.8492     50.52     96.33
$200,001 - $250,000       73       $ 16,413,010.32      15.25     7.40373     640.89     $224,835.76    83.5707     35.86     97.19
$250,001 - $300,000       59       $ 16,180,592.97      15.03     7.31564    635.936     $274,247.34    84.4078     41.07     96.85
$300,001 - $350,000       20       $  6,413,623.90       5.96     7.38921    624.275     $320,681.20    83.7724     25.45       100
$350,001 & Above           8       $  3,121,556.86        2.9     7.49048    673.076     $390,194.61    76.1687     49.14      87.2
TOTAL                    738       $107,622,605.64        100      7.4576    629.285     $145,830.09    83.6541     51.75     95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY
CURRENT RATE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                    AGGREGATE                                                                       PCT
                    NUMBER OF       PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL      PCT
CURRENT              MORTGAGE        BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC      OWNER
RATE                  LOANS        OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%              2       $    456,275.72       0.42     5.29369     727.872     $228,137.86     83.2526     65.05      100
5.50- 5.99%             17       $  3,039,430.90       2.82     5.95139     660.905     $178,790.05      81.645     54.48      100
6.00- 6.49%             44       $  6,710,811.60       6.24     6.19693      666.52     $152,518.45     81.1817     55.64    94.36
6.50- 6.99%            146       $ 23,962,143.51      22.26     6.84197     660.794     $164,124.27     81.7694     41.75    97.26
7.00- 7.49%             62       $  8,252,935.23       7.67      7.3559     626.423     $133,111.86     84.2844     46.98    97.75
7.50- 7.99%            395       $ 56,894,967.61      52.87     7.77175     611.969     $144,037.89     84.1648     54.83     94.8
8.00- 8.49%             28       $  2,711,618.91       2.52     8.23977     585.244     $ 96,843.53     84.6204     86.75    97.32
8.50- 8.99%             27       $  3,179,325.63       2.95     8.81506     624.854     $117,752.80     87.1989     47.94     89.1
9.00- 9.49%              3       $    207,220.76       0.19     9.24516     643.385     $ 69,073.59     87.2204     10.12      100
9.50- 9.99%             14       $  2,207,875.77       2.05      9.6932     626.301     $157,705.41     92.3301     47.01      100
TOTAL                  738       $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75    95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY
CREDIT SCORE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                  NUMBER OF       PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
CREDIT            MORTGAGE         BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
SCORE              LOANS         OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
500-519              30        $  4,503,027.26       4.18     7.94056     512.414     $150,100.91     79.3602     92.86      96.55
520-539              62        $  7,568,436.71       7.03     7.76233     530.608     $122,071.56     80.5053     87.43      96.35
540-559              61        $  8,482,164.11       7.88     7.64213     548.674     $139,051.87      81.559     82.41      99.11
560-579              49        $  6,840,851.70       6.36     7.57917     570.564     $139,609.22     81.9569     62.91        100
580-599              70        $  9,000,883.55       8.36     7.55626     589.739     $128,584.05     85.3292     67.59      96.46
600-619              72        $ 10,547,049.76        9.8      7.6439     609.519     $146,486.80     85.8895      53.4      98.09
620-639              83        $ 12,048,659.38       11.2     7.44672     628.283     $145,164.57     86.9865     51.22      97.29
640-659              79        $ 11,966,823.92      11.12     7.41263     650.168     $151,478.78     83.5242     44.37      96.72
660-679              81        $ 12,113,714.79      11.26     7.42705     668.808     $149,552.03     85.5453     34.87      92.94
680-699              49        $  7,547,650.96       7.01     7.22636     689.879     $154,033.69     83.1145     29.64      87.45
700-719              41        $  6,787,459.06       6.31     7.08128     706.836     $165,547.78     82.2121     20.67        100
720-739              25        $  4,283,991.22       3.98     7.16102     730.384     $171,359.65     82.2135      22.4      81.97
740 & Above          36        $  5,931,893.22       5.51     6.93142     762.395     $164,774.81     82.3766     26.72      95.36
TOTAL               738        $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY
LIEN STATUS

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
LIEN                MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
STATUS                LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
FIRST LIENS           738     $107,622,605.64       100       7.4576     629.285     $145,830.09     83.6541     51.75      95.73
TOTAL                 738     $107,622,605.64       100       7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY
ORIG LTV

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
                    MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
ORIG LTV              LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
40% & Below             6     $    380,325.98       0.35     7.82838     588.922     $ 63,387.66     33.5028     33.12        100
40.01 - 50.00%          4     $    695,332.48       0.65     7.65376     614.947     $173,833.12     47.6904     28.83      88.89
50.01 - 60.00%         14     $  1,697,840.11       1.58     7.30054     592.412     $121,274.29     56.0182     62.09      82.21
60.01 - 70.00%         33     $  4,935,323.00       4.59     7.37166      599.49     $149,555.24     66.5328     46.68      82.75
70.01 - 80.00%        337     $ 50,115,420.26      46.57     7.29965     650.901     $148,710.45     79.3813     31.34      95.73
80.01 - 85.00%        101     $ 14,463,612.48      13.44     7.50924     582.814     $143,204.08      84.771     67.27      95.45
85.01 - 90.00%        101     $ 16,558,530.07      15.39     7.56764     597.772     $163,945.84     89.5654     65.05      96.57
90.01 - 95.00%         36     $  5,766,805.11       5.36     7.49305     639.506     $160,189.03     94.6042     87.48        100
95.01 - 100.00        106     $ 13,009,416.15      12.09     7.88467     651.325     $122,730.34     99.9847     82.71        100
TOTAL                 738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY DOCUMENTATION

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
                    MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
DOCUMENTATION         LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC              432     $ 55,698,284.98      51.75     7.50096     602.257     $128,931.22     86.2669      100    94.63
STATED DOC            268     $ 45,236,855.15      42.03     7.44074     663.444     $168,794.24     80.7471        0    97.02
LIMITED DOC            38     $  6,687,465.51       6.21     7.21049     623.336     $175,985.93     81.5569        0    96.15
TOTAL                 738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75   95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY LOAN PURPOSE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
                    MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
LOAN PURPOSE          LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE              318     $ 50,162,110.51      46.61     7.39113     667.549     $157,742.49     85.2644     36.25      95.81
CASHOUT REFI          345     $ 47,478,138.51      44.12     7.48601     595.985     $137,617.79     81.9549     64.23      94.88
RATE/TERM REFI         75     $  9,982,356.62       9.28     7.65654     595.386     $133,098.09     83.6442     70.34      99.38
TOTAL                 738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------

GSAMP 2003-AC
DISTRIBUTION BY OCCUPANCY STATUS

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL       PCT
                    MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC       OWNER
OCCUPANCY STATUS      LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED        700     $103,026,567.31      95.73     7.45357       627.9     $147,180.81     83.9902     51.16       100
NON-OWNER              36     $  4,365,929.74       4.06     7.58543     658.944     $121,275.83     76.3067     65.81         0
SECOND HOME             2     $    230,108.59       0.21     6.83593     686.613     $115,054.30     72.5705     51.41         0
TOTAL                 738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75     95.73
------------------------------------------------------------------------------------------------------------------------------------

GSAMP 2003-AC
DISTRIBUTION BY PROPERTY TYPE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE                                                                       PCT
                    NUMBER OF    PRINCIPAL      PCT OF MORT              WEIGHTED      AVERAGE      WEIGHTED     FULL        PCT
                    MORTGAGE      BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
PROPERTY TYPE         LOANS     OUTSTANDING       PRIN BAL    COUPON       FICO        BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY          564     $ 77,172,744.87     71.71     7.43983     624.443     $136,831.11      83.906     52.86      97.28
PUD                     81     $ 13,980,074.65     12.99     7.53797     634.563     $172,593.51     85.5284     50.46      97.57
2-4 FAMILY              54     $ 11,469,943.22     10.66     7.54957     652.234     $212,406.36     80.6594     53.24      83.23
CONDO                   38     $  4,892,726.89      4.55     7.28601     638.273     $128,755.97     81.2168     33.43      95.28
MANUFACTURED HOUSING     1     $    107,116.01       0.1       7.759         561     $107,116.01       89.58       100        100
TOTAL                  738     $107,622,605.64       100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY STATE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
                    MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
STATE                 LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
ALL OTHER STATES       256     $ 32,385,725.77      30.09     7.54871     626.671     $126,506.74     85.0348      58.7      94.75
California(Southern)    80     $ 16,290,437.67      15.14     7.25231     636.934     $203,630.47     81.3119     25.94      99.87
California(Northern)    62     $ 13,431,395.47      12.48     7.19069     648.509     $216,635.41     81.6642     27.61         91
Florida                 72     $  9,250,890.88        8.6     7.62702     627.778     $128,484.60     84.0327     44.58      96.43
Texas                   64     $  7,082,582.63       6.58     7.40982     607.707     $110,665.35     80.1438     72.35      98.38
New York                35     $  6,430,505.39       5.98     7.52548     664.565     $183,728.73     85.4286     62.66      96.13
Indiana                 51     $  5,184,922.48       4.82     7.63632     615.042     $101,665.15     91.4194     81.26        100
New Jersey              27     $  5,058,279.88        4.7     7.17644     625.173     $187,343.70     79.7858     72.27      93.39
Illinois                26     $  3,798,286.28       3.53     7.86508     620.724     $146,087.93     79.4684     49.96      90.71
Ohio                    26     $  2,979,311.79       2.77     7.56114     593.602     $114,588.92      89.209     74.05      97.54
Maryland                17     $  2,900,530.52        2.7     7.63181     609.336     $170,619.44     83.8887     56.66      94.64
Michigan                22     $  2,829,736.88       2.63      7.6157     605.642     $128,624.40     86.5134     65.82      98.05
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY ZIP CODES

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
                    MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
ZIP CODES             LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
ALL OTHER ZIPS         716     $102,333,408.66      95.09     7.47123     630.137     $142,923.76     83.6982     52.64      95.51
95758                    2     $    602,087.76       0.56     7.62677     611.427     $301,043.88     92.1092     47.39        100
92126                    2     $    596,610.52       0.55     7.25084      640.98     $298,305.26     85.0084         0        100
7936                     2     $    546,610.17       0.51     6.47353      615.73     $273,305.09     75.5295     44.71        100
33175                    3     $    544,618.25       0.51     7.12007      583.54     $181,539.42     82.1258     65.91        100
92563                    2     $    533,064.55        0.5     6.91329     606.318     $266,532.28     78.8778         0        100
98034                    3     $    519,153.17       0.48     7.33272      608.63     $173,051.06     88.5065     80.01        100
92508                    2     $    507,256.74       0.47         7.5     595.644     $253,628.37     81.9446     48.82        100
94509                    2     $    485,097.66       0.45     7.51312     577.865     $242,548.83     85.7059     57.23        100
95682                    2     $    477,741.61       0.44     7.31788     586.577     $238,870.81     81.1852         0        100
93905                    2     $    476,956.55       0.44       6.875     701.214     $238,478.28     75.1428         0        100
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
REMAINING           NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
MONTHS TO           MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
SECURITY              LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months          28     $  2,445,975.61       2.27     7.41899     625.459     $ 87,356.27     72.7326     73.92       83.7
181 - 240 Months        10     $    898,962.81       0.84     7.27212     616.551     $ 89,896.28     79.2857     71.97        100
241 - 360 Months       700     $104,277,667.22      96.89     7.46011     629.485     $148,968.10      83.948     51.06      95.97
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY AMORTIZATION TYPE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
AMORTIZATION        MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
TYPE                  LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARMS              481     $ 70,604,746.81       65.6     7.47231     625.346     $146,787.42      84.883     49.21     95.77
2/28 ARMS              132     $ 21,344,180.23      19.83      7.4323     641.975     $161,698.34     83.9167     51.58     98.67
FIXED RATE             116     $ 14,743,803.52       13.7     7.41941     629.197     $127,101.75     78.2098     63.58     92.79
FIXED BALLOON            9     $    929,875.08       0.86     7.52719     638.541     $103,319.45     70.6412     61.34     71.56
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75     95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY PERIODIC CAP

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
                    MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
PERIODIC CAP          LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
                       125     $ 15,673,678.60      14.56      7.4258     629.752     $  125,389.43   77.7608     63.45      91.53
1                        1     $     88,291.04       0.08        7.99         591     $   88,291.04     83.43       100        100
1.5                    612     $ 91,860,636.00      85.35     7.46252     629.242     $  150,099.08   84.6599     49.71      96.44
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $  145,830.09   83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
MONTHS TO           MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
RATE RESET            LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Missing                125     $ 15,673,678.60      14.56      7.4258     629.752     $125,389.43     77.7608     63.45     91.53
13-24                  132     $ 21,344,180.23      19.83      7.4323     641.975     $161,698.34     83.9167     51.58     98.67
25-36                  481     $ 70,604,746.81       65.6     7.47231     625.346     $146,787.42      84.883     49.21     95.77
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75     95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
LIFE                NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
MAXIMUM             MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
RATE                  LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
N/A                    125     $ 15,673,678.60      14.56      7.4258     629.752     $125,389.43     77.7608     63.45      91.53
12.99% & BELOW          15     $  2,815,394.89       2.62     5.91348     669.176     $187,692.99     82.9715     45.19        100
13.00-13.49%            33     $  5,381,960.95          5     6.20879     661.584     $163,089.73     82.5507      52.1      97.87
13.50-13.99%           124     $ 21,049,098.48      19.56     6.84812      660.21     $169,750.79       82.57     40.32      96.88
14.00-14.49%            53     $  7,082,796.63       6.58     7.36356      632.56     $133,637.67     84.8252     46.65      98.16
14.50-14.99%           336     $ 48,837,731.12      45.38     7.76662     611.543     $145,350.39     85.1521     53.76       95.3
15.00-15.49%            19     $  2,018,220.28       1.88      8.2562      582.16     $106,222.12     86.7576      84.3       96.4
15.50-15.99%            19     $  2,548,902.35       2.37     8.83975     622.183     $134,152.76     89.2044     42.01        100
16.00-16.99%            14     $  2,214,822.34       2.06     9.64093     634.756     $158,201.60     93.2191     38.77        100
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


GSAMP 2003-AC
DISTRIBUTION BY MARGIN

POOL=ALL LOANS - FHLMC

------------------------------------------------------------------------------------------------------------------------------------
                                  AGGREGATE                                                                       PCT
                    NUMBER OF     PRINCIPAL      PCT OF MORT             WEIGHTED       AVERAGE       WEIGHTED    FULL        PCT
                    MORTGAGE       BALANCE       POOL BY AGG   GROSS        AVG        PRINCIPAL       ORIG       DOC        OWNER
MARGIN                LOANS      OUTSTANDING      PRIN BAL    COUPON       FICO         BALANCE         LTV       LOAN      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
n/a                    125     $ 15,673,678.60      14.56      7.4258     629.752     $125,389.43     77.7608     63.45      91.53
5.99% & Below          197     $ 32,775,900.30      30.45     6.74831     657.835     $166,375.13      82.846     43.23      97.42
6.00- 6.49%            220     $ 33,323,375.20      30.96     7.69359     617.567     $151,469.89     84.5583     51.19      95.11
6.50- 6.99%            150     $ 19,677,127.43      18.28     7.80419     603.464     $131,180.85     85.9087      59.1      95.98
7.00 & Above            46     $  6,172,524.11       5.74     8.92575      622.08     $134,185.31      90.841     46.98        100
TOTAL                  738     $107,622,605.64        100      7.4576     629.285     $145,830.09     83.6541     51.75      95.73
------------------------------------------------------------------------------------------------------------------------------------


                                                   GSAMP 2003-AC                                13:27 Tuesday, October 14, 2003   1
                                              Portfolio Summary Report
                                          Prepared by Goldman, Sachs & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                     Loans 10/1 Sched Balance    Curr WAC   Orig WAM 10/1 WAM
-----------------------------------------------------------------------------------------------------------------------------------
0001 ARMS                                      181      $41,588,050.07      7.71        360       357
0002 FIXED                                     351      $50,783,708.13      7.18        329       326
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                 532      $92,371,758.20
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSAMP 2003-AC                                                              October 14, 2003  13:27  PAGE 0001
Armort                ARMS

 ---------------------------------------------------------------------------------------------------------------------------------
 |  Loans | 10/1 Sched Balance |  Curr WAC |  Orig WAM | 10/1 WAM | 1st Cap | Per Cap | Maxrate | 10/1 MT | Margin |  OLTV |  FICO |
 | ------ | ------------------ | --------- | --------- | -------- | ------- | ------- | ------- | ------- | ------ | ----- | ----- |
 |    181 |     $41,588,050.07 |      7.71 |       360 |      357 |    1.50 |    1.50 |   14.71 |      30 |   6.36 |  83.7 |   617 |
 ---------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------
 | Current Rate             | 10/1 Sched Balance        | Orig Term            | 10/1 Rem Term        |
 | ------------------------ | ------------------------- | -------------------- | -------------------- |
 |  5.50- 5.99%        2.46 |  $25,000 - $50,000   0.33 | 301 - 360 Mth 100.00 | 301 - 360 Mth 100.00 |
 |  6.00- 6.49%        6.94 |  $50,000 - $100,00   7.01 |                      |                      |
 |  6.50- 6.99%       27.75 |  $100,000 - $150,0  11.07 |                      |                      |
 |  7.00- 7.49%       11.16 |  $150,000 - $200,0   8.49 |                      |                      |
 |  7.50- 7.99%       24.12 |  $200,000 - $250,0   8.33 |                      |                      |
 |  8.00- 8.49%        3.90 |  $250,001 - $275,0   3.20 |                      |                      |
 |  8.50- 8.99%       11.92 |  $275,001 - $350,0  12.09 |                      |                      |
 |  9.00- 9.49%        3.67 |  $350,001 - $450,0  25.46 |                      |                      |
 |  9.50- 9.99%        6.30 |  $450,001 - $550,0  21.13 |                      |                      |
 | 10.00-10.99%        1.79 |  $550,001 - $650,0   2.90 |                      |                      |
 ----------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------
 | Geography          | City            | Zip             | FICO           | OLTV               | Lien         |
 | ------------------ | --------------- | --------------- | -------------- | ------------------ | ------------ |
 | California   39.36 | SAN JOSE   2.86 | 08527      1.92 | Missing   0.26 |  50.01-60.0   0.47 |  1    100.00 |
 | New York     10.30 | ANTIOCH    2.61 | 95116      1.70 | 480-499   0.39 |  60.01-70.0   6.27 |              |
 | New Jersey    9.42 | JACKSON    1.92 | 94565      1.55 | 500-519   5.85 |  70.01-75.0   8.32 |              |
 | Virginia      4.81 | CORONA     1.79 | 10804      1.54 | 520-539  11.76 |  75.01-80.0  35.36 |              |
 | Illinois      4.28 | CHULA VI   1.75 | 94509      1.53 | 540-559  10.90 |  80.01-85.0  17.11 |              |
 | Maryland      3.92 | SALINAS    1.75 | 11423      1.36 | 560-579   8.04 |  85.01-90.0  15.39 |              |
 | Florida       2.83 | PITTSBUR   1.55 | 91320      1.28 | 580-619  15.54 |  90.01-95.0   5.54 |              |
 | Texas         2.76 | NEW ROCH   1.54 | 80110      1.26 | 620-649  14.24 |  97.01-100.  11.54 |              |
 | Pennsylvani   2.56 | HOLLISWO   1.36 | 93908      1.24 | 650-699  19.16 |                    |              |
 | Massachuset   2.56 | THOUSAND   1.28 | 92692      1.22 | 700-749   8.03 |                    |              |
 | Colorado      2.34 | ENGLEWOO   1.26 | 10952      1.20 | 750-799   5.31 |                    |              |
 | Ohio          2.24 | RICHMOND   1.23 | 92064      1.20 | 800+      0.53 |                    |              |
 | Michigan      2.05 | MISSION    1.22 | 91941      1.20 |                |                    |              |
 | *More*       10.55 | *More*    77.89 | *More*    81.82 |                |                    |              |
 -------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------------------
 | Property Type            | Occupancy                 | Purpose                   | Doc                    | Servicer          |
 | ------------------------ | ------------------------- | ------------------------- | ---------------------- | ------------------|
 | SINGLE FAMILY      81.93 | OWNER OCCUPIED      98.33 | PURCHASE            49.27 | FULL DOC         55.59 | CHASE      100.00 |
 | PUD                13.32 | NON-OWNER            1.67 | CASHOUT REFI        41.24 | STATED DOC       40.73 |                   |
 | CONDO               2.48 |                           | RATE/TERM REFI       9.49 | LIMITED DOC       3.68 |                   |
 | 2-4 FAMILY          2.27 |                           |                           |                        |                   |
 -------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 ---------------------------------------------------------------------------------------------------------------------------------
 | Amort              | 10/1 MTR        | Margins           | 1st Rate Cap  | Per Rate Cap  | Maxrate             | Prepay Months  |
 | ------------------ | --------------- | ----------------- | ------------- | ------------- | ------------------- | -------------- |
 | 2/28 ARMS    27.35 |  13-24    27.35 |  3.01-5.00  13.52 |   1.00   0.17 |   1.00   0.17 | 12.50-12.99%   2.46 |     0    24.75 |
 | 3/27 ARMS    72.65 |  25-36    72.65 |  5.01-6.00  35.18 |   1.50  99.83 |   1.50  99.83 | 13.00-13.49%   6.94 |    12     0.18 |
 |                    |                 |  6.01-6.50  21.86 |               |               | 13.50-13.99%  27.75 |    24     9.59 |
 |                    |                 |  6.51-7.00   7.70 |               |               | 14.00-14.49%  11.16 |    30     0.54 |
 |                    |                 |  7.01-7.50   6.45 |               |               | 14.50-14.99%  24.12 |    36    54.43 |
 |                    |                 |  7.51-8.00   4.13 |               |               | 15.00-15.49%   3.90 |    48     4.05 |
 |                    |                 |  8.01-8.50   7.76 |               |               | 15.50-15.99%  11.92 |    60     6.46 |
 |                    |                 |  8.51-9.00   2.77 |               |               | 16.00-16.49%   3.67 |                |
 |                    |                 |  9.01-9.50   0.26 |               |               | 16.50-16.99%   6.30 |                |
 |                    |                 |  9.51-10.0   0.39 |               |               | 17.00-17.49%   0.84 |                |
 |                    |                 |                   |               |               | 17.50-17.99%   0.95 |                |
 ---------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

   -------     Project:              GSAMP 2003-AC                                                October 14, 2003 13:27  PAGE 0002
 | Goldman |   Armort                FIXED
 | Sachs   |
 | ------- |

 --------------------------------------------------------------------------------------------------------------------------------
 | Loans | 10/1 Sched Balance | Curr WAC | Orig WAM | 10/1 WAM | 1st Cap | Per Cap | Maxrate | 10/1 MT | Margin |   OLTV |   FICO |
 | ----- | ------------------ | -------- | -------- | -------- | ------- | ------- | ------- | ------- | ------ | ------ | ------ |
 |  351  |  $50,783,708.13    |   7.18   |   329    |   326    |  .      |  .      |  .      |  .      | .      | 83.0    |  636  |
 ---------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------
 | Current Rate             | 10/1 Sched Balance        | Orig Term            | 10/1 Rem Term        |
 | ------------------------ | ------------------------- | -------------------- | -------------------- |
 |  5.00- 5.49%        0.67 |  $25,000 - $50,000   2.32 | 109 - 120 Mth   0.06 | 109 - 120 Mth   0.06 |
 |  5.50- 5.99%        9.87 |  $50,000 - $100,00  17.63 | 121 - 180 Mth  15.08 | 121 - 180 Mth  15.08 |
 |  6.00- 6.49%       12.67 |  $100,000 - $150,0  20.27 | 181 - 240 Mth   2.08 | 181 - 240 Mth   2.08 |
 |  6.50- 6.99%       28.77 |  $150,000 - $200,0  15.80 | 241 - 300 Mth   2.18 | 241 - 300 Mth   2.18 |
 |  7.00- 7.49%       11.04 |  $200,000 - $250,0  12.52 | 301 - 360 Mth  80.61 | 301 - 360 Mth  80.61 |
 |  7.50- 7.99%       23.05 |  $250,001 - $275,0   1.54 |                      |                      |
 |  8.00- 8.49%        4.62 |  $275,001 - $350,0  13.73 |                      |                      |
 |  8.50- 8.99%        7.03 |  $350,001 - $450,0   9.33 |                      |                      |
 |  9.00- 9.49%        0.46 |  $450,001 - $550,0   6.86 |                      |                      |
 |  9.50- 9.99%        1.27 |                           |                      |                      |
 | 10.00-10.99%        0.39 |                           |                      |                      |
 | 11.00-12.49%        0.18 |                           |                      |                      |
 ----------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------
 | Geography          | City            | Zip             | FICO           | OLTV               | Lien         |
 | ------------------ | --------------- | --------------- | -------------- | ------------------ | ------------ |
 | California   41.75 | LOS ANGE   3.69 | 93905      1.53 | 480-499   0.37 |  0.01-50.00   1.61 |  1    100.00 |
 | Florida      10.08 | SAN JOSE   1.87 | 94541      1.29 | 500-519   3.23 |  50.01-60.0   2.93 |              |
 | Tennessee     4.31 | SALINAS    1.70 | 92075      0.98 | 520-539   5.71 |  60.01-70.0   6.46 |              |
 | Indiana       4.15 | HAYWARD    1.29 | 97229      0.98 | 540-559   7.07 |  70.01-75.0   8.27 |              |
 | Pennsylvani   3.84 | FRESNO     1.17 | 08742      0.98 | 560-579   5.17 |  75.01-80.0  31.45 |              |
 | Ohio          2.51 | MIRAMAR    1.14 | 95116      0.98 | 580-619  16.50 |  80.01-85.0  12.46 |              |
 | New Jersey    2.41 | OXNARD     1.03 | 95060      0.98 | 620-649  17.50 |  85.01-90.0  15.04 |              |
 | Kentucky      2.33 | CLINTON    1.02 | 11777      0.98 | 650-699  29.65 |  90.01-95.0   7.72 |              |
 | Texas         2.24 | SOLANA B   0.98 | 92673      0.98 | 700-749   9.74 |  97.01-100.  14.07 |              |
 | Missouri      2.21 | PORTLAND   0.98 | 95125      0.88 | 750-799   4.88 |                    |              |
 | Alabama       1.92 | BORO OF    0.98 | 06468      0.88 | 800+      0.17 |                    |              |
 | New York      1.92 | SANTA CR   0.98 | 92227      0.86 |                |                    |              |
 | Minnesota     1.74 | MOUNT SI   0.98 | 33027      0.82 |                |                    |              |
 | *More*       18.59 | *More*    82.19 | *More*    86.87 |                |                    |              |
 -------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------------------------------------------
 | Property Type                  | Occupancy                | Purpose                  | Doc                   | Servicer         |
 | ------------------------------ | ------------------------ | ------------------------ | --------------------- | ---------------- |
 | SINGLE FAMILY            80.11 | OWNER OCCUPIED     94.43 | CASHOUT REFI       67.35 | FULL DOC        67.36 | CHASE     100.00 |
 | 2-4 FAMILY                7.42 | NON-OWNER           4.41 | RATE/TERM REFI     16.87 | STATED DOC      26.88 |                  |
 | PUD                       7.02 | SECOND HOME         1.16 | PURCHASE           15.78 | LIMITED DOC      5.76 |                  |
 | CONDO                     5.35 |                          |                          |                       |                  |
 | MANUFACTURED HOUSING      0.10 |                          |                          |                       |                  |
 ---------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 ---------------------------------------------------------------------------------------------------------------------------------
 | Amort                 | 10/1 MTR        | Margins           | 1st Rate Cap  | Per Rate Cap  | Maxrate         | Prepay Months   |
 | --------------------- | --------------- | ----------------- | ------------- | ------------- | --------------- | --------------- |
 | FIXED BALLOON   11.18 | Missing  100.00 |  Missing   100.00 |    .   100.00 |    .   100.00 |  N/A     100.00 |     0      1.71 |
 | FIXED RATE      88.82 |                 |                   |               |               |                 |    12      1.63 |
 |                       |                 |                   |               |               |                 |    36      8.22 |
 |                       |                 |                   |               |               |                 |    42      0.16 |
 |                       |                 |                   |               |               |                 |    60     88.29 |
 ---------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.